Exhibit 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in SAN Holdings, Inc. Registration Statement on Form S-8 (SEC File No. 333-81910) of our report dated March 19, 2001, relating to the consolidated financial statements of SAN Holdings, Inc. as of and for the year ended December 31, 2000 which appears in the Annual Report on Form 10-KSB, for the year ended December 31, 2001.

Denver, Colorado
March 20, 2002                                                                                                   CAUSEY DEMGEN & MOORE INC.